UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2025

SIGA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

31 East 62nd Street New York, New York	10065
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $.0001 par value	SIGA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2025, the Board of Directors (the “Board”) of SIGA Technologies, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, amended and restated the Company’s Amended and Restated By-laws (as so amended and restated, the “By-laws”), effective as of such date.

The amendments provide that the Court of Chancery of the State of Delaware is the exclusive forum for certain state corporate law or shareholder derivative claims, and that the federal district courts of the United States are the exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The foregoing summary of the By-laws is qualified in its entirety by reference to the By-laws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of the Company held on June 10, 2025, stockholders representing 64,026,721 shares of common stock, or 89.62% of the shares of common stock outstanding as of the April 17, 2025 record date, attended or were represented by proxy. The items listed below were submitted to a vote of the stockholders who attended or were represented by proxy, and were entitled to vote at, the 2025 Annual Meeting. Final voting results are shown below.

At the 2025 Annual Meeting, the stockholders of the Company (i) elected eight director nominees to hold office until the 2026 Annual Meeting of Stockholders of the Company and their successors are elected and qualified and until their earlier resignation or removal, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and (iii) approved the amendment to the Amended and Restated Certificate of Incorporation to limit the liability of officers in certain circumstances. Set forth below are the final voting results for the three proposals submitted to a vote of the stockholders.

(1) Election of the following individuals to hold office as directors of the Company for terms of one year.

Number of Shares Voted

Name	For	Withheld

Jaymie A. Durnan	48,379,614	4,610,051

Harold E. Ford, Jr	52,059,595	930,070

General John M. Keane	52,112,772	876,893

Joseph W. Marshall, III	47,752,003	5,237,662

Gary J. Nabel, M.D., Ph.D.	51,813,611	1,176,054

Julian Nemirovsky	52,020,615	969,050

Diem Nguyen, Ph.D., MBA	51,839,842	1,149,823

Holly L. Phillips, M.D.	51,508,807	1,480,858

With respect to each director nominee there were 11,037,056 broker “non votes.”

(2) Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

Number of Shares Voted

For	Against	Abstain
62,443,679	1,560,255	22,787

(3) Approval of amendment to the Amended and Restated Certificate of Incorporation to limit the liability of officers in certain circumstances.

Number of Shares Voted

For	Against	Abstain
48,719,832	4,251,294	18,539

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are included in this report:

Exhibit No.	Description

3.1	Amended and Restated By-laws of SIGA Technologies, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
Name: Daniel J. Luckshire
Title: Chief Financial Officer

Date: June 12, 2025